                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 17, 1999

                          TODHUNTER INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         1-13453                 59-1284057
-----------------------        ----------------------     --------------------
(State of Incorporation)      (Commission File Number)   (IRS Employer
                                                          Identification No.)

     222 Lakeview Avenue, Suite 1500, West Palm Beach, Florida      33401
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)

       Registrant's telephone number, including area code: (561) 655-8977
                                                           --------------

            ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                          TODHUNTER INTERNATIONAL, INC.

                                    FORM 8-K
                                 CURRENT REPORT

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On November 17, 1999, Todhunter International, Inc., a Delaware corporation ("Todhunter"), completed the acquisition of substantially all of the assets of Adams Wine Company d/b/a Monarch Wine Company of Georgia, a Georgia corporation ("Monarch"), pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated September 27, 1999, by and among Todhunter, Monarch, Howard J. Weinstein, David Paszamant, Jay Paszamant and Matthew Paszamant. The aggregate purchase price paid by Todhunter in connection with the acquisition was approximately $23.5 million in cash, subject to a post-closing purchase price adjustment. The aggregate purchase price was determined through arms'-length negotiations between the parties. Monarch specializes in the manufacture of wines, including custom blended wines and cooking wines for the food industry and base wines for producers of vinegar and cordials. Todhunter intends to continue the historical business of Monarch through Todhunter's existing facilities. Howard J. Weinstein, President and a major stockholder of Monarch, has agreed to become the President of the Monarch Wine Division of Todhunter.

         The funds utilized by Todhunter for completion of the acquisition were financed pursuant to a $71 million credit facility provided by SOUTHTRUST BANK, National Association, as Administrative Agent and Funding Agent, and a syndicate of lenders.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  No financial statements of Monarch are provided in this Current Report on Form 8-K. Such financial statements will be provided when they become available, and prior to the expiration of 60 days from the date on which this Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  No pro forma financial information is provided in this Current Report on Form 8-K. Such pro forma financial information will be provided when it becomes available, and prior to the expiration of 60 days from the date on which this Form 8-K must be filed.

         (c)      EXHIBITS.  See Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TODHUNTER INTERNATIONAL, INC.


Date:     NOVEMBER 29, 1999           By:  /s/ A. Kenneth Pincourt, Jr.
       ----------------------            ---------------------------------------
                                           A. Kenneth Pincourt, Jr.
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      ------------
    2.1          Asset Purchase Agreement, dated September 27, 1999,
                 by and among Todhunter, Monarch, Howard J. Weinstein,
                 David Paszamant, Jay Paszamant and Matthew Paszamant.
                 Todhunter agrees to furnish supplementally a copy of
                 any omitted schedule of the Asset Purchase Agreement
                 to the Securities and Exchange Commission upon
                 request.

    99.1 Credit Agreement, dated as of November 17, 1999, by and among Todhunter SOUTHTRUST BANK, National Association, as
                 Administrative Agent and Funding Agent, and each of the Financial Institutions set forth on EXHIBIT A attached thereto, together with those assignees pursuant to Section 13.06 thereof.

    99.2         Copy of Todhunter's Press Release issued November 18, 1999.